Exhibit 99.906
Certification Pursuant to 18 U.S.C. Section 1350, as Adopted
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
     In conjunction with the Annual Report to Shareholders on Form N-CSR of Pacific Life Funds (the “Fund”) for the fiscal half-year ended September 30, 2011 as filed with the Securities and Exchange Commission (the “Report”), Mary Ann Brown as Chief Executive Officer of the Fund and Brian D. Klemens, as Treasurer (Principal Financial and Accounting Officer) of the Fund, each hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Fund.
Date: 11/18/11

/s/ Mary Ann Brown

Mary Ann Brown
Chief Executive Officer, Pacific Life Funds

/s/ Brian D. Klemens

Brian D. Klemens
Treasurer (Principal Financial and
Accounting Officer), Pacific Life
Funds